Prospectus Supplement	October 12, 2016

Putnam Government Money Market Fund
Prospectus dated March 24, 2016

The sub-section Credit quality in the section What are the fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

Credit quality. The fund buys only high quality investments that are eligible securities, as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended. In general, in order to be an eligible security, Putnam Management must determine that the security presents minimal credit risk to the fund, based on policies and procedures adopted by the Board of Trustees.

U.S. government investments generally have lower credit risk but are not completely free of credit risk. U.S. government securities that are not backed by the full faith and credit of the United States, such as federal agency bonds, are subject to higher credit risk.

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